Industry-Leading Commercial Vehicle Products

Accuride Fourth Quarter and Fiscal Year 2014 Earnings Call

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda

- Opening Comments — Rick Dauch, *President & CEO*
  - Q4 & FY 2014 Overview
  - Industry Conditions
  - Accuride 2015 Priorities
- Financial Results & Outlook — Greg Risch, *SVP & CFO*
  - Q4 and FY 2014 Results
  - 2015 Outlook
- Summary — Rick Dauch
- Q&A — Rick Dauch, Greg Risch

2014 Overview

Achievements

2014 Performance:

- Revenue increased by 9.7 percent to $705.2 million
- Net loss of $0.04 per share compared to a loss of $0.56 per share in 2013
- Adjusted EBITDA improved by 66.0 percent to $78.0 million
- Cash of $29.8 million and total liquidity of $70.3 million

Industry Demand Forecasts Continue to Improve:

- Class 8 and Trailer order patterns at their highest levels since 2006
- Improving Class 5-7 orders due primarily to housing starts

Operational Improvements Continue, Creating New Business Opportunities:

- On-time delivery at >98% at Wheels and Gunite; >94% at Brillion
- Lead times reduced to less than 10 days at Wheels and Gunite
- Operating at < 25-50 PPM levels at Wheels and Gunite
- Adequate & capable capacity in place for Wheels & Gunite products
- Renewed 2 major OEM LTAs with improved market share

Challenges

End markets at Brillion Iron Works:

- Weaker commodity pricing (10-50% drop) impacting Brillion's Agricultural, Industrial, Mining, Oil & Gas end-market customers

Economic Indicators are Positive

ISM Manufacturing Index



Continued expansion

Housing Starts


History
Forecast
Units, Millions of Starts (SAAR)

Starts remain near 1.0 M

Auto & Light Truck Sales


Millions
ALTSALES

Continued Strength

Fleet Utilization


History
Forecast
Utilization Rate, Total Fleet (% in Use)

Capacity remains very tight

Fleet Age


Avg. Age in Years
6.7
6.7
6.6
6.5
6.2
5.9
5.9
5.9
6.0
6.0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Downward trend

Diesel Prices


Y/Y % Change-Area
Y/Y % Change
$/Gal

Down over 25% Y-o-Y

Economic & industry indicators continue positive trends

2012-16 Class 8 Build Projections



Delta
FTR
ACT
85,000
80,000
75,000
70,000
65,000
60,000
55,000
50,000
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15

	2012
FTR	273,188
ACT	277,513

	2013
FTR	242,936
ACT	245,801

	2014
FTR	294,855
ACT	297,120

	2015
FTR	325,000
ACT	340,226

	2016
FTR	286,800
ACT	311,211

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
FTR	73,306	77,720	63,895	58,267	52,784	66,273	63,373	60,506	64,557	74,309	77,656	78,333	79,000	83,500	82,700	79,800
ACT	77,527	77,773	64,608	57,605	54,873	67,091	63,515	60,322	66,992	73,653	79,642	76,833	84,206	88,007	88,007	80,006

Industry forecasts indicate strong demand through 2016

2015 Priorities

- Achieve or Exceed Guidance
  - Revenue - $725 million to $775 million
  - Adjusted EBITDA - $85 million to $95 million
  - Free cash flow - $15 million to $25 million
- Maintain World-Class Operating Standards
  - On-time delivery, Lead times, Quality, Safety and Scrap
- Complete Plex ERP Implementation
  - Launched Accuride Distribution Center in Jan 2015 – No issues
  - Q2 – London, Ontario (Canada); 2H – Rockford, IL, Monterrey, Mexico
- Organically Grow Revenue by 3% to 5%
  - OEM – Secure long-term agreements (LTA)
  - Fleet conversion
  - Aftermarket
- Develop & Introduce Industry Leading Product Technology
- Explore and Execute Global Growth Initiatives

Sources: ACT, FTR

Q4 & FY 2014 Results

4th Quarter Results

QTD Period Ending December 31, $ Millions	2012 Actual	2013 Actual	2014 Actual
Net Sales	$148.6	$144.7	$172.8
YOY Growth	*(27.2%)*	*(2.6%)*	*19.4%*
Operating Income (Loss)	(149.0)	(1.7)	3.7
Percent to Sales	*(100.3%)*	*(1.2%)*	*2.2%*
Net Interest Income (Expense)	(8.6)	(8.5)	(8.4)
Other Income (Expense)	(1.4)	(0.6)	(2.0)
Profit (Loss) Before Tax From Cont Ops	$(159.0)	$(10.7)	$(6.6)
Tax (Provision) Benefit	4.5	12.6	1.6
Net Income (Loss) From Cont Ops	$(154.5)	$1.9	$(5.1)
Discontinued Operations, Net of Tax	(2.0)	(0.3)	(0.0)
Net Income (Loss)	$(156.5)	$1.6	$(5.1)
EPS Basic	*(3.26)*	*0.04*	*(0.10)*
EPS Fully Diluted	*(3.26)*	*0.04*	*(0.10)*
Adjusted EBITDA	$6.3	$9.8	$15.6
Percent to Sales	*4.2%*	*6.8%*	*9.1%*

2014 Results

YTD Period Ending December 31, *$ Millions*	*2012 Actual*	*2013 Actual*	*2014 Actual*
Net Sales	$794.6	$642.9	$705.2
YOY Growth	*(1.2%)*	*(19.1%)*	*9.7%*
Operating Income (Loss)	(139.2)	(1.2)	32.6
Percent to Sales	*(17.5%)*	*(0.2%)*	*4.6%*
Net Interest Income (Expense)	(34.9)	(35.0)	(33.7)
Other Income (Expense)	(0.9)	(0.3)	(3.5)
Profit (Loss) Before Tax From Cont Ops	$(175.0)	$(36.6)	$(4.6)
Tax (Provision) Benefit	1.7	10.2	2.5
Net Income (Loss) From Cont Ops	$(173.4)	$(26.3)	$(2.1)
Discontinued Operations, Net of Tax	(4.6)	(12.0)	(0.3)
Net Income (Loss)	$(178.0)	$(38.3)	$(2.3)
EPS Basic	*(3.66)*	*(0.56)*	*(0.04)*
EPS Fully Diluted	*(3.66)*	*(0.56)*	*(0.04)*
Adjusted EBITDA	$65.9	$47.0	$78.0
Percent to Sales	*8.3%*	*7.3%*	*11.1%*

Consolidated Results

Q4 Consolidated Revenue (1)



$180.0
$160.0
$140.0
$120.0
$148.6
$144.7
$172.8
2012
2013
2014

Q4 Consolidated Adjusted EBITDA (1)



$20.0
$15.0
$10.0
$5.0
$-
$6.3
$9.8
$15.6
2012
2013
2014

Consolidated Revenue Breakout

(2014 Full Year)

Business Segment



Brillion 19%
Gunite 24%
Wheels 57%

Customer



Navistar 14%
Daimler 13%
Volvo/Mack 11%
Paccar 7%
Other 55%

Market Segment



Other 25%
A/M 36%
Trailer 10%
Class 5-8 29%

1) From continuing operations

Wheels & Gunite Segments

Q4 Wheels Revenue


$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$86.2
$84.0
$102.1
2012
2013
2014

Q4 Wheels Adjusted EBITDA


$18.0
$17.0
$16.0
$15.0
$14.0
$13.0
$12.0
$16.1
$14.7
$17.6
2012
2013
2014

Q4 Gunite Revenue


$40.0
$30.0
$20.0
$36.5
$37.6
$36.6
2012
2013
2014

Q4 Gunite Adjusted EBITDA


$4.0
$2.0
$-
$(2.0)
$(4.0)
$(6.0)
$(4.2)
$2.7
$3.5
2012
2013
2014

Brillion Segment



Q4 Brillion Revenue
$40.0
$30.0
$20.0
$10.0
$-
$25.8
$23.1
$34.1
2012
2013
2014



Q4 Brillion Adjusted EBITDA
$4.0
$2.0
$-
$(2.0)
$3.2
$(0.5)
$2.3
2012
2013
2014

Trade Working Capital

Q4 2013 Working Capital Breakout (1)



$47.5
$51.4
$39.3
Trade A/R $
Net Inventory $
Trade A/P $

Q4 2014 Working Capital Breakout



$56.5
$56.3
$43.1
Trade A/R $
Net Inventory $
Trade A/P $

Historical Working Capital Requirements (1)



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.0%
15.0%
10.0%
5.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
$104.1
$105.1
$88.2
$58.9
$68.9
$69.0
$58.0
$43.2
$55.7
$53.7
$53.0
$42.9
Q109
Q309
Q110
Q310
Q111
Q311
Q112
Q312
Q113
Q313
Q114
Q314
Trade W/C
Trade W/C % to Sales

1) includes continuing operations

Free Cash Flow

QTD Period Ending December 31st ***$ Millions***	***2013 Actual***	***2014 Actual***
Adjusted EBITDA	$9.6	$15.6
Cash Interest Paid	(0.5)	(0.4)
Cash Taxes Paid	(0.3)	(0.4)
Excess Pension Contributions	(1.5)	(1.2)
Change in Trade W/C	14.9	10.1
Other	(1.4)	(1.8)
Cash from Operations	$20.8	$21.9
Capital Expenditures	(6.6)	(4.9)
Free Cash Flow	$14.2	$17.0

Net Debt & Liquidity

$ Millions	*Q12013 Actual*	*Q22013 Actual*	*Q32013 Actual*	*Q42013 Actual*	*Q12014 Actual*	*Q22014 Actual*	*Q32014 Actual*	*Q42014 Actual*
Senior Secured Notes	$304.4	$304.7	$304.9	$305.2	$305.4	$305.7	$306.0	$306.2
ABL Facility	45.0	45.0	35.0	25.0	35.0	35.0	25.0	17.0
Gross Debt	$349.4	$349.7	$339.9	$330.2	$340.4	$340.7	$331.0	$323.2
Less Cash	31.5	32.9	28.0	33.4	21.6	31.9	21.5	29.8
Net Debt	$317.9	$316.8	$311.9	$296.8	$318.8	$308.8	$309.4	$293.5
Debt to LTM Adjusted EBITDA	*6.1*	*7.1*	*7.2*	*6.3*	*5.6*	*5.0*	*4.3*	*3.8*
Available Liquidity	$64.5	$74.1	$62.4	$63.6	$62.9	$72.0	$69.6	$70.3

Maintained strong liquidity throughout the "Fix" portion of our strategy

2015 Outlook

2015 Full Year Guidance

Class 8	310K	to	330K
Class 5-7	220K	to	225K
Trailer	280K	to	300K
Brillion Revenue Growth		Plus 5% to 10%	
Net Sales	$725	to	$775
Adjusted EBITDA	$85	to	$95
CAPEX	$25	to	$28
Depreciation & Amortization		$43	
Cash Interest Expense		$32	
Cash Taxes		$3	
Cash Pension Funding		$12	
Free Cash Flow	$15	to	$25

Capitalizing on Robust Industry Recovery Across Reduced Cost Structure

Summary

Well-Positioned for a Strong Year

- "Fix & Grow" Investments Yielding World-Class Operating Performance
- Capable Available Capacity to Handle Higher Volumes, Gain Share
- Reduced Cost Structure & Expected Revenue Growth Driving Profitability
- Focused on Margin Expansion at All Business Units

Accuride 2015 Priorities

- Achieve or Exceed Guidance
- Maintain World-Class Operating Standards
- Complete Plex ERP Implementation
- Organically Grow Revenue by 3% to 5%
- Develop & Introduce Industry Leading Product Technology
- Explore and Execute Global Growth Initiatives

Focused on **PROFITABLE GROWTH** in 2015-16

Questions

Appendix

Segment Revenue

Net Sales:	Q4			YTD		
$ Millions	**2013**	**2014**	*YOY Growth*	**2013**	**2014**	*YOY Growth*
Wheels	$84.0	$102.1	21.5%	$364.6	$402.1	10.3%
Gunite	37.6	36.6	(2.7%)	169.0	171.3	1.3%
Brillion Iron Works	23.1	34.1	47.9%	109.3	131.8	20.6%
Corporate / Other	-	-	--	-	-	--
Continuing Operations	144.7	172.8	19.4%	642.9	705.2	9.7%
Fabco Automotive	-	-	--	-	-	--
Brillion Farm	-	-	--	-	-	--
Bostrom Seating	-	-	--	-	-	--
Imperial	-	-	--	71.0	-	(100.0%)
Discontinued Operations	-	-	--	71.0	-	--
Consolidated Total	144.7	172.8	19.4%	713.8	705.2	(1.2%)

Segment Operating Income

Operating Income:	Q4			YTD		
$ Millions	**2013**	**2014**	*YOY Growth*	**2013**	**2014**	*YOY Growth*
Wheels	$5.4	$8.4	*54.7%*	$30.9	$41.8	*35.4%*
Gunite	1.2	2.0	*69.6%*	2.6	16.7	*542.9%*
Brillion Iron Works	(1.7)	1.1	*(163.5%)*	1.0	4.5	*340.4%*
Corporate / Other	(6.6)	(7.8)	*18.0%*	(35.7)	(30.4)	*(14.9%)*
Continuing Operations	(1.7)	3.7	*(322.9%)*	(1.2)	32.6	*(2749.2%)*
Fabco Automotive	-	-	--	-	-	--
Brillion Farm	(0.1)	-	--	(0.1)	-	--
Bostrom Seating	-	-	--	-	-	--
Imperial	(0.2)	-	--	(1.8)	(0.0)	--
Discontinued Operations	(0.2)	-	--	(1.9)	(0.0)	--
Consolidated Total	(1.9)	3.7	--	(3.1)	32.6	--

Segment Adjusted EBITDA

Adjusted EBITDA:	Q4			YTD		
$ Millions	**2013**	**2014**	*YOY Growth*	**2013**	**2014**	*YOY Growth*
Wheels	$14.7	$17.6	*19.2%*	$68.5	$78.7	*14.9%*
Gunite	2.7	3.5	*28.2%*	8.2	21.5	*161.7%*
Brillion Iron Works	(0.5)	2.3	--	5.9	9.1	*54.2%*
Corporate / Other	(7.1)	(7.7)	*8.3%*	(35.6)	(31.3)	*(12.0%)*
Continuing Operations	9.8	15.6	*59.2%*	47.0	78.0	*65.8%*
Fabco Automotive	-	-	--	-	-	--
Brillion Farm	(0.1)	-	--	(0.1)	-	--
Bostrom Seating	-	-	--	-	-	--
Imperial	(0.2)	-	--	(0.9)	-	--
Discontinued Operations	(0.2)	-	--	(1.0)	-	--
Consolidated Total	9.6	15.6	*62.5%*	46.0	78.0	*69.4%*

Sales & Adjusted EBITDA



400
350
300
250
200
150
100
50
-
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Sales
Adjusted EBITDA % To Sales
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Q413 Q114 Q214 Q314

Net Income to Adj. EBITDA Reconciliation

QTD Period Ending December 31st *$ Millions*	*2013 Actual*	*2014 Actual*
Net Income	$1.6	$(5.1)
Income Tax Provision (Benefit)	(12.6)	(1.6)
Net Interest Expense (Income)	8.5	8.4
Depreciation and Amortization	10.8	10.9
EBITDA	$8.2	$12.5
Restructuring, Severance, Other	0.3	0.4
Other Items	1.1	2.7
Adjusted EBITDA	$9.6	$15.6

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Trade Working Capital

As of December 31st

$ Millions	**2011 Actual**	**2012 Actual**	**2013 Actual**	**2014 Actual**
Accounts Receivable	$90.0	$56.9	$51.4	$56.3
Days Sales Outstanding	*36.6*	*35.2*	*34.8*	*33.8*
Inventory	72.8	61.2	39.3	43.1
Days Inventory Outstanding	*28.4*	*32.8*	*29.1*	*25.2*
Accounts Payable	80.3	59.2	47.5	56.5
Days Payables Outstanding	*30.5*	*30.5*	*32.6*	*34.9*
Net Trade W/C	$82.6	$58.9	$43.2	$42.9
Cash Conversion Cycle Days	*34.5*	*37.5*	*31.3*	*24.2*
Percent to Annualized Sales	*8.5%*	*8.4%*	*7.5%*	*6.2%*